Filed pursuant to 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K High Income Fund

(formerly AMG Managers Global Income Opportunity Fund)

Supplement dated March 15, 2021 to the Summary Prospectus, dated March 15, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K High Income Fund (formerly AMG Managers Global Income Opportunity Fund) (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

The Fund is currently seeking shareholder approval of the following proposals: (i) to approve a new subadvisory agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to the Fund, (ii) to approve a modified “manager-of-managers” structure for the Fund, and (iii) to amend the Fund’s “fundamental” investment restriction with respect to concentrating investments in a particular industry (the “Proposals”).

The Summary Prospectus is amended as follows unless and until such time as shareholders approve the applicable Proposals:

The section titled “Portfolio Management – Subadviser” on page 4 shall read as follows:

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)